UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2008

GAMMA PHARMACEUTICALS INC.

(Name of small business issuer in its charter)

Delaware	33-61892	72-1235452
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7477 W. Lake Mead Blvd., Suite 170 Las Vegas, NV	89128-1026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 989-5262

Copies of Communications to:

Stoecklein Law Group

MacArthur Court

4695 MacArthur Court

Eleventh Floor

Newport Beach, CA 92660

(949) 798-5690

Fax (949) 258-5112

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On January 25, 2008, the Registrant issued a press release announcing the beginning of trading in the Registrant's shares. A copy of the press release is attached hereto as Exhibit 99.5.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit Number	Description
99.5	Press Release dated 1/25/08- Gamma Begins Trading

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.

By:/s/Peter Cunningham

Peter Cunningham, Chief Executive Officer

Date: January 25, 2008

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